UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2020

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12911	77-0239383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, Granite Construction Incorporated (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that, as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”), the Company was not in compliance with Section 802.01E of the Listed Company Manual. Pursuant to Section 802.01E, the Company requested that the NYSE allow its common stock to continue to trade on the NYSE while the Company completes the restatement of its financial statements and the financial statements for the year ended December 31, 2019 and the quarters ended March 31, 2020 and June 30, 2020. On September 17, 2020, the NYSE notified the Company that its common stock may continue to trade on the NYSE for an additional six months, until March 18, 2021, subject to reassessment on an ongoing basis. The Company can regain compliance at any time before that date by filing its 2019 Form 10-K and subsequent Quarterly Reports on Form 10-Q (the “2020 Form 10-Qs”) with the Securities and Exchange Commission (the “SEC”).
The NYSE will continue to closely monitor the Company’s restatement process and timing, and could initiate accelerated trading suspension prior to the end of the six-month extension if that process fails to progress satisfactorily during the extension. In addition, in the event the Company does not file its 2019 Form 10-K and 2020 Form 10-Qs with the SEC by March 18, 2021, the NYSE stated that it will move forward with the initiation of suspension and delisting procedures.
The Company issued a press release on September 18, 2020 announcing the NYSE listing extension, a copy of which is filed as Exhibit 99.1 hereto.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are attached hereto and filed herewith:

Exhibit Number	Description
99.1	Granite Construction Incorporated press release issued September 18, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-looking Statements
Any statements contained in this Current Report on Form 8-K that are not based on historical facts, including statements regarding future events, occurrences, circumstances, activities, outcomes, outlook, guidance, estimates and results of the independent investigation and preparation and filing of financial statements, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “future,” “outlook,” “expects,” “estimates,” “preliminary,” “anticipates,” “plans,” “may,” “will,” “could,” “continue,” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are estimates reflecting the best judgment of senior management and reflect our current expectations regarding future events, occurrences, circumstances, activities, performance, growth, demand, strategic plans, outcomes, outlook, guidance, estimates and results of the independent investigation and preparation and filing of financial statements. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the completion and final results of the independent investigation of the Audit/Compliance Committee of the Board of Directors of the Company, including any changes to the scope of the investigation, as well as those described in greater detail in our filings with the SEC, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K and, except as required by law, we undertake no obligation to revise or update any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: September 18, 2020